                                                          Exhibit 99.B(g)(1)(ii)

[ING FUNDS LOGO]

December 28, 2005

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

        Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the "Agreements"), we hereby notify you of the addition of ING Fundamental Research Fund and ING Opportunistic LargeCap Fund, effective December 28, 2005, two newly established series of ING Equity Trust, and ING Global Real Estate Portfolio, effective January 3, 2006, a new established series of ING Investors Trust (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated November 30, 2005.

        The AMENDED EXHIBIT A has also been updated 1) to reflect name changes for ING Salomon Brothers Investors Portfolio to ING Lord Abbett Affiliated Portfolio, ING Capital Guardian Managed Global Portfolio to ING Templeton Global Growth Portfolio, ING Alliance Mid Cap Growth Portfolio to ING AllianceBernstein Mid Cap Growth Portfolio and ING Index Plus Protection Fund to ING Classic Index Plus Fund and 2) by the removal of ING Equity and Bond Fund, ING AIM Mid Cap Growth Portfolio, ING Government Fund, ING Value Opportunity Fund, ING VP Disciplined LargeCap Portfolio, ING VP MagnaCap Portfolio, ING VP Emerging Markets Fund, Inc. and ING GET Fund - Series K, as these funds recently merged into other funds or were dissolved.

        Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.

                                             Sincerely,

                                             /s/ Todd Modic
                                             Todd Modic
                                             Senior Vice President
                                             ING Equity Trust
                                             ING Investors Trust

ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ Edward G. McGann
Name:  Edward G. McGann
Title: Managing Director, Duly Authorized
       ----------------------------------

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000            ING Equity Trust
Scottsdale, AZ 85258-2034          Fax: 480-477-2700         ING Investors Trust
                                   www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                                                EFFECTIVE DATE
----                                                                                --------------
ING CORPORATE LEADERS TRUST FUND
  ING Corporate Leaders Trust - Series A                                             May 17, 2004
  ING Corporate Leaders Trust - Series B                                             May 17, 2004

ING EQUITY TRUST
  ING Convertible Fund                                                               June 9, 2003
  ING Disciplined LargeCap Fund                                                      June 9, 2003
  ING Financial Services Fund                                                        June 9, 2003
  ING Fundamental Research Fund                                                    December 28, 2005
  ING LargeCap Growth Fund                                                           June 9, 2003
  ING LargeCap Value Fund                                                          February 1, 2004
  ING MidCap Opportunities Fund                                                      June 9, 2003
  ING MidCap Value Choice Fund                                                     February 1, 2005
  ING MidCap Value Fund                                                              June 9, 2003
  ING Opportunistic LargeCap Fund                                                  December 28, 2005
  ING Principal Protection Fund                                                      June 2, 2003
  ING Principal Protection Fund II                                                   June 2, 2003
  ING Principal Protection Fund III                                                  June 2, 2003
  ING Principal Protection Fund IV                                                   June 2, 2003
  ING Principal Protection Fund V                                                    June 2, 2003
  ING Principal Protection Fund VI                                                   June 2, 2003
  ING Principal Protection Fund VII                                                   May 1, 2003
  ING Principal Protection Fund VIII                                                October 1, 2003
  ING Principal Protection Fund IX                                                 February 2, 2004
  ING Principal Protection Fund X                                                     May 3, 2004
  ING Principal Protection Fund XI                                                  August 16, 2004
  ING Principal Protection Fund XII                                                November 15, 2004
  ING Principal Protection Fund XIII                                                      TBD
  ING Principal Protection Fund XIV                                                       TBD
  ING Real Estate Fund                                                               June 9, 2003
  ING SmallCap Opportunities Fund                                                    June 9, 2005
  ING SmallCap Value Choice Fund                                                   February 1, 2005
  ING SmallCap Value Fund                                                            June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                                      April 7, 2003
  ING GNMA Income Fund                                                               April 7, 2003
  ING High Yield Bond Fund                                                           April 7, 2003
  ING Institutional Prime Money Market Fund                                          July 29, 2005
  ING Intermediate Bond Fund                                                         April 7, 2003
  ING National Tax-Exempt Bond Fund                                                  April 7, 2003

ING GET Fund
  ING GET Fund - Series L                                                            July 14, 2003
  ING GET Fund - Series M                                                            July 14, 2003
  ING GET Fund - Series N                                                            July 14, 2003
  ING GET Fund - Series P                                                            July 14, 2003
  ING GET Fund - Series Q                                                            July 14, 2003
  ING GET Fund - Series R                                                            July 14, 2003
  ING GET Fund - Series S                                                            July 14, 2003
  ING GET Fund - Series T                                                            July 14, 2003
  ING GET Fund - Series U                                                            July 14, 2003
  ING GET Fund - Series V                                                           March 13, 2003

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND                             March 28, 2005

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND                                  October 27, 2005

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                                                  June 9, 2003

ING INVESTORS TRUST
  ING AllianceBernstein Mid Cap Growth Portfolio                                    January 6, 2003
  ING American Funds Growth Portfolio                                              September 2, 2003
  ING American Funds Growth-Income Portfolio                                       September 2, 2003
  ING American Funds International Portfolio                                       September 2, 2003
  ING Capital Guardian Small/Mid Cap Portfolio                                     January 13, 2003
  ING Capital Guardian U.S. Equities Portfolio                                     January 13, 2003
  ING Eagle Asset Capital Appreciation Portfolio                                    January 6, 2003
  ING Evergreen Health Sciences Portfolio                                             May 3, 2004
  ING Evergreen Omega Portfolio                                                       May 3, 2004
  ING FMRSM Diversified Mid Cap Portfolio                                           January 6, 2003
  ING FMRSM Earnings Growth Portfolio                                               April 29, 2005
  ING Global Real Estate Portfolio                                                  January 3, 2006
  ING Global Resources Portfolio                                                   January 13, 2003
  ING Goldman Sachs TollkeeperSM Portfolio                                          January 6, 2003
  ING International Portfolio                                                      January 13, 2003
  ING Janus Contrarian Portfolio                                                   January 13, 2003
  ING JPMorgan Emerging Markets Equity Portfolio                                   January 13, 2003
  ING JPMorgan Small Cap Equity Portfolio                                          January 13, 2003
  ING JPMorgan Value Opportunities Portfolio                                        April 29, 2005
  ING Julius Baer Foreign Portfolio                                                January 13, 2003
  ING Legg Mason Value Portfolio                                                   January 13, 2003
  ING LifeStyle Aggressive Growth Portfolio                                           May 1, 2004
  ING LifeStyle Growth Portfolio                                                      May 1, 2004
  ING LifeStyle Moderate Growth Portfolio                                             May 1, 2004
  ING LifeStyle Moderate Portfolio                                                    May 1, 2004

  ING Limited Maturity Bond Portfolio                                               January 6, 2003
  ING Liquid Assets Portfolio                                                       January 6, 2003
  ING Lord Abbett Affiliated Portfolio                                              January 6, 2003
  ING MarketPro Portfolio                                                           August 1, 2005
  ING MarketStyle Growth Portfolio                                                  August 1, 2005
  ING MarketStyle Moderate Growth Portfolio                                         August 1, 2005
  ING MarketStyle Moderate Portfolio                                                August 1, 2005
  ING Marsico Growth Portfolio                                                     January 13, 2003
  ING Marsico International Opportunities Portfolio                                 April 29, 2005
  ING Mercury Large Cap Value Portfolio                                             January 6, 2003
  ING Mercury Large Cap Growth Portfolio                                            January 6, 2003
  ING MFS Mid Cap Growth Portfolio                                                 January 13, 2003
  ING MFS Total Return Portfolio                                                   January 13, 2003
  ING MFS Utilities Portfolio                                                       April 29, 2005
  ING Oppenheimer Main Street Portfolio(R)                                         January 13, 2003
  ING PIMCO Core Bond Portfolio                                                    January 13, 2003
  ING PIMCO High Yield Portfolio                                                   November 5, 2003
  ING Pioneer Fund Portfolio                                                         April 29, 2005
  ING Pioneer Mid Cap Value Portfolio                                               April 29, 2005
  ING Salomon Brothers All Cap Portfolio                                            January 6, 2003
  ING Stock Index Portfolio                                                        November 5, 2003
  ING T. Rowe Price Capital Appreciation Portfolio                                 January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                                        January 13, 2003
  ING Templeton Global Growth Portfolio                                            January 13, 2003
  ING UBS U.S. Allocation Portfolio                                                 January 6, 2003
  ING Van Kampen Equity Growth Portfolio                                           January 13, 2003
  ING Van Kampen Global Franchise Portfolio                                        January 13, 2003
  ING Van Kampen Growth and Income Portfolio                                       January 13, 2003
  ING Van Kampen Real Estate Portfolio                                             January 13, 2003
  ING VP Index Plus International Equity Portfolio                                   July 29, 2005
  ING Wells Fargo Mid Cap Disciplined Portfolio                                     January 6, 2003
  ING Wells Fargo Small Cap Disciplined Portfolio                                  November 30, 2005

ING MAYFLOWER TRUST
  ING International Value Fund                                                     November 3, 2003

ING MUTUAL FUNDS

  ING Diversified International Fund                                               December 7, 2005
  ING Emerging Countries Fund                                                      November 3, 2003
  ING Emerging Markets Fixed Income Fund                                           December 7, 2005
  ING Foreign Fund                                                                   July 1, 2003
  ING Global Equity Dividend Fund                                                  September 2, 2003
  ING Global Real Estate Fund                                                      November 3, 2003
  ING Global Value Choice Fund                                                     November 3, 2003
  ING Greater China Fund                                                           December 7, 2005
  ING Index Plus International Equity Fund                                         December 7, 2005

  ING International Capital Appreciation Fund                                      December 7, 2005
  ING International Fund                                                           November 3, 2003
  ING International SmallCap Fund                                                  November 3, 2003
  ING International Value Choice Fund                                              February 1, 2005
  ING Precious Metals Fund                                                         November 3, 2003
  ING Russia Fund                                                                  November 3, 2003

ING PARTNERS, INC.
  ING American Century Large Company Value Portfolio                               January 10, 2005
  ING American Century Select Portfolio                                            January 10, 2005
  ING American Century Small Cap Value Portfolio                                   January 10, 2005
  ING Baron Asset Portfolio                                                        December 7, 2005
  ING Baron Small Cap Growth Portfolio                                             January 10, 2005
  ING Davis Venture Value Portfolio                                                January 10, 2005
  ING FIDELITY(R)VIP CONTRAFUND(R)PORTFOLIO                                        November 15, 2004
  ING FIDELITY(R)VIP EQUITY-INCOME PORTFOLIO                                       November 15, 2004
  ING FIDELITY(R)VIP GROWTH PORTFOLIO                                              November 15, 2004
  ING FIDELITY(R)VIP MID CAP PORTFOLIO                                             November 15, 2004
  ING Fundamental Research Portfolio                                               January 10, 2005
  ING Goldman Sachs(R)Capital Growth Portfolio                                     January 10, 2005
  ING Goldman Sachs(R)Core Equity Portfolio                                        January 10, 2005
  ING JPMorgan Fleming International Portfolio                                     January 10, 2005
  ING JPMorgan Mid Cap Value Portfolio                                             January 10, 2005
  ING Lord Abbett U.S. Government Securities Portfolio                             December 7, 2005
  ING MFS Capital Opportunities Portfolio                                          January 10, 2005
  ING Neuberger Berman Partners Portfolio                                          December 7, 2005
  ING Neuberger Berman Regency Portfolio                                           December 7, 2005
  ING OpCap Balanced Value Portfolio                                               January 10, 2005
  ING Oppenheimer Global Portfolio                                                 January 10, 2005
  ING Oppenheimer Strategic Income Portfolio                                       January 10, 2005
  ING PIMCO Total Return Portfolio                                                 January 10, 2005
  ING Pioneer High Yield Portfolio                                                 December 7, 2005
  ING Salomon Brothers Aggressive Growth Portfolio                                 January 10, 2005
  ING Salomon Brothers Large Cap Growth Portfolio                                  January 10, 2005
  ING SOLUTION 2015 PORTFOLIO                                                       April 29, 2005
  ING SOLUTION 2025 PORTFOLIO                                                       April 29, 2005
  ING SOLUTION 2035 PORTFOLIO                                                       April 29, 2005
  ING SOLUTION 2045 PORTFOLIO                                                       April 29, 2005
  ING SOLUTION INCOME PORTFOLIO                                                     April 29, 2005
  ING T. Rowe Price Diversified Mid Cap Growth Portfolio                           January 10, 2005
  ING T. Rowe Price Growth Equity Portfolio                                        January 10, 2005
  ING Templeton Foreign Equity Portfolio                                           November 30, 2005
  ING UBS U.S. Large Cap Equity Portfolio                                          January 10, 2005
  ING Van Kampen Comstock Portfolio                                                January 10, 2005
  ING Van Kampen Equity and Income Portfolio                                       January 10, 2005

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                                            June 2, 2003
  ING Aeltus Money Market Fund                                                       June 2, 2003
  ING Balanced Fund                                                                  June 2, 2003
  ING Classic Index Plus Fund                                                        June 2, 2003
  ING Equity Income Fund                                                             June 9, 2003
  ING Global Science and Technology Fund                                             June 2, 2003
  ING Growth Fund                                                                    June 9, 2003
  ING Index Plus LargeCap Fund                                                       June 9, 2003
  ING Index Plus MidCap Fund                                                         June 9, 2003
  ING Index Plus SmallCap Fund                                                       June 9, 2003
  ING International Growth Fund                                                    November 3, 2003
  ING Small Company Fund                                                             June 9, 2003
  ING Strategic Allocation Balanced Fund                                             June 2, 2003
  ING Strategic Allocation Growth Fund                                               June 2, 2003
  ING Strategic Allocation Income Fund                                               June 2, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio                                     July 7, 2003
  ING VP Strategic Allocation Growth Portfolio                                       July 7, 2003
  ING VP Strategic Allocation Income Portfolio                                       July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                                                 July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                                             June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                                          September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                                           December 12, 2003
  ING GET U.S. Core Portfolio - Series 4                                            March 12, 2004
  ING GET U.S. Core Portfolio - Series 5                                             June 11, 2004
  ING GET U.S. Core Portfolio - Series 6                                          September 10, 2004
  ING GET U.S. Core Portfolio - Series 7                                           December 10, 2004
  ING GET U.S. Core Portfolio - Series 8                                             March 9, 2005
  ING GET U.S. Core Portfolio - Series 9                                             June 8, 2005
  ING GET U.S. Core Portfolio - Series 10                                          September 7, 2005
  ING GET U.S. Core Portfolio - Series 11                                          December 6, 2005
  ING GET U.S. Core Portfolio - Series 12                                            March 2, 2006
  ING VP Global Equity Dividend Portfolio                                          November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio                                     July 7, 2003
  ING VP Growth Portfolio                                                            July 7, 2003
  ING VP Index Plus LargeCap Portfolio                                               July 7, 2003
  ING VP Index Plus MidCap Portfolio                                                 July 7, 2003
  ING VP Index Plus SmallCap Portfolio                                               July 7, 2003

  ING VP International Equity Portfolio                                            November 3, 2003
  ING VP Small Company Portfolio                                                     July 7, 2003
  ING VP Value Opportunity Portfolio                                                 July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                                                      October 6, 2003
  ING VP Financial Services Portfolio                                                 May 1, 2004
  ING VP High Yield Bond Portfolio                                                  October 6, 2003
  ING VP International Value Portfolio                                             November 3, 2003
  ING VP LargeCap Growth Portfolio                                                  October 6, 2003
  ING VP MidCap Opportunities Portfolio                                             October 6, 2003
  ING VP Real Estate Portfolio                                                        May 1, 2004
  ING VP SmallCap Opportunities Portfolio                                           October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                                      July 7, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                                                   July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                                        July 7, 2003

ING VP NATURAL RESOURCES TRUST                                                      October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                                                    October 6, 2003
  The Bond Portfolio                                                                October 6, 2003
  The Money Market Portfolio                                                        October 6, 2003
  The Stock Portfolio                                                               October 6, 2003